EXHIBIT 23



                          CONSENT OF PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Whitney Holding Corporation's previously filed Registration Statements on Form S-3 (File Nos. 33-56024, 33-55307, and 33-56277, Form S-4 (File N0. 333-20509) and Form S-8 (File No. 33-68506).

                                                             Authur Andersen LLP

New Orleans, Louisiana
March 28, 1997


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